UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2022

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2022, the board of directors (the “Board”) of 2U, Inc. (the “Company”) adopted amended and restated bylaws (the “Fifth Amended and Restated Bylaws”), effective immediately. The Fifth Amended and Restated Bylaws were adopted in connection with the effectiveness of new rules promulgated by the Securities and Exchange Commission regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (as amended, the “DGCL”), and in response to a stockholder proposal that was approved at the 2022 annual meeting of stockholders (the “2022 Annual Meeting”). Among other things, the amendments effected by the Fifth Amended and Restated Bylaws:

•

Modify the voting standard for uncontested director elections from a plurality voting standard to a majority voting standard in response to a stockholder proposal that was approved at the 2022 Annual Meeting;

•	Update provisions regarding the availability of the list of stockholders entitled to vote at a meeting of stockholders to align with recent amendments to the DGCL;

•

Update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including, without limitation, as follows:

•

Require a stockholder submitting a nomination notice to make a representation that the stockholder intends to deliver a proxy statement and form of proxy to holders of the Company’s voting shares representing at least sixty-seven percent (67%) of the voting power of the stock entitled to vote generally in the election of directors in accordance with Rule 14a-19 under the Exchange Act;

•

Provide that if the stockholder provides notice with respect to a proposed nominee and subsequently fails to comply with requirements of Rule 14a-19, the Company will disregard the nomination of the proposed nominee;

•

Require additional disclosures from nominating or proposing stockholders, proposed nominees and, if the nominating or proposing stockholder is not a natural person, the natural person(s) associated with such stockholder responsible for the decision to propose the business or nomination;

•

Require nominating stockholders to submit a questionnaire signed by the nominee with respect to, among other things, the background and qualification of the nominee and to make certain representations to the Company;

•

Add an emergency bylaw provision to provide clarity and authority to directors and certain officers during an emergency situation that would otherwise prevent a quorum of the Board or a Board committee from being achieved; and

•	Make other updates, including ministerial, clarifying, and conforming changes.

A copy of the Fifth Amended and Restated Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description of the Fifth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Bylaws, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Fifth Amended and Restated Bylaws of the Registrant.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

	By:	/s/ Paul S. Lalljie
	Name:	Paul S. Lalljie
Date: December 20, 2022	Title:	Chief Financial Officer